ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined balance sheet has been derived from the audited consolidated balance sheet of OncBiomune Pharmaceuticals, Inc. (the “Company”, “ONC”, or “we”) at December 31, 2016 as reflected in the Company’s Form 10-K for the period ended December 31, 2016 as filed with the Securities and Exchange Commission, and adjusts such information to give the effect to the acquisition of Vitel Laboratorios S.A. de C.V. (“Vitel”), as if it would have occurred on December 31, 2016. The unaudited combined pro forma balance sheet gives effect to the share exchange agreement between the Company and the ordinary shareholders of Vitel which became effective on March 10, 2017.

The following unaudited pro forma combined statement of operations for the year ended December 31, 2016 has been derived from the consolidated statement of operations of the Company as reflected in the Company’s Form 10-K as filed with the Securities and Exchange Commission, and Vitel’s statement of operations for the period from January 16, 2016 (inception) to year ended December 31, 2016 has been derived from the statement of operations of Vitel as reflected in the December 31, 2016 financial statements included elsewhere in this report, and adjusts such information to give the effect to the acquisition of Vitel, as if it would have occurred at the beginning of 2016.

Vitel is a Mexican variable capital limited liability stock corporation incorporated on January 16, 2016, and is a revenue-stage Mexico-based pharmaceutical company that sells over the counter generic drugs in México.

The unaudited pro forma combined balance sheet and unaudited combined statements of operations are presented for informational purposes only and do not purport to be indicative of the combined financial condition that would have resulted if the acquisition would have occurred on the dates indicated above.

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ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

December 31, 2016

	OncBiomune
	Pharmaceuticals, Inc.	Vitel Laboratorios,
	and Subsidiary	S.A. De C.V.
	December 31,	December 31,		Pro Forma Adjustments			Pro Forma
	2016	2016		Dr		Cr.	Balances
							(Unaudited)
ASSETS

CURRENT ASSETS:
Cash	$-	$26,366		$-		$-	$26,366
Accounts receivable, net	-	54,958		-		-	54,958
Subscription receivable	11,190	-		-		-	11,190
Inventory	-	2,964		-		-	2,964
Prepaid expenses and other current assets	30,119	33,242		-		-	63,361

Total Current Assets	41,309	117,530		-		-	158,839

LONG-TERM ASSETS:
Property and equipment, net	9,604	455		-		-	10,059
Intangible assets	-	-	(1)	4,695,596		-	4,695,596
Security deposit	6,400	-		-		-	6,400

Total Long-term Assets	16,004	455		4,695,596		-	4,712,055

Total Assets	$57,313	$117,985		$4,695,596		$-	$4,870,894

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Convertible debt, net	$54,688	$-		$-		$-	$54,688
Line of credit	99,741	-		-		-	99,741
Bank overdraft	812	-		-		-	812
Accounts payable	213,616	239,908		-		-	453,524
Accrued expenses	108,034	330		-		-	108,364
Derivative liabilities	402,055	-		-		-	402,055
Due to related party	5,000	-		-		-	5,000

Total Current Liabilities	883,946	240,238		-		-	1,124,184

Total Liabilities	883,946	240,238		-		-	1,124,184

STOCKHOLDERS’ DEFICIT:
Preferred stock, $0.0001 par value; 20,000,000 authorized;
Series A Preferred stock ($0.0001 par value; 1,000,000 shares authorized; 1,000,000 issued and outstanding at December 31, 2016)	100	-		-		-	100
Series B Preferred stock ($0.0001 par value; 5,000,000 shares authorized; 5,000,000 proforma shares issued and outstanding at December 31, 2016)	-	-		-	(1)	500	500
Common stock ($0.0001 par value, 500,000,000 shares authorized; 60,807,846 shares and 121,965,859 proforma shares issued and outstanding at December 31, 2016)	6,081	5	(1)	5	(1)	6,116	12,197
Paid-in capital	2,310,037	28,618			(1)	4,580,740	6,919,395
Accumulated deficit	(3,142,851)	(164,277)			(1)	108,245	(3,198,883)
Accumulated other comprehensive gain	-	13,401		-		-	13,401

Total Stockholders’ Deficit	(826,633)	(122,253)		5		4,695,601	3,746,710

Total Liabilities and Stockholders’ Deficit	$57,313	$117,985		$5		$4,695,601	$4,870,894

See accompanying notes to unaudited pro forma combined financial statements.

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ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	OncBiomune	Vitel Laboratorios,
	Pharmaceuticals, Inc.	S.A. De C.V.
	and Subsidiary	For the Period from
	For the Year Ended	January 16, 2016 (Inception) to	Pro Forma Adjustments		Pro Forma
	December 31, 2016	December 31, 2016	Dr	Cr.	Balances
					(Unaudited)

SALES	$-	$159,399	$-	$-	$159,399

COST OF SALES	-	79,847	-	-	79,847

GROSS PROFIT	-	79,552	-	-	79,552

OPERATING EXPENSES
Professional fees	817,014	75,717	-	-	892,731
Compensation and related benefits	678,436	-	-	-	678,436
Bad debt	-	3,564	-	-	3,564
Research and development	94,383	1,285	-	-	95,668
General and administrative expenses	214,212	163,263	-	-	377,475

Total Operating Expenses	1,804,045	243,829	-	-	2,047,874

LOSS FROM OPERATIONS	(1,804,045)	(164,277)	-	-	(1,968,322)

OTHER EXPENSE:
Interest expense	(108,071)	-	-	-	(108,071)
Derivative expense	(146,141)	-	-	-	(146,141)
Gain on extinguishment of debt	44,625	-	-	-	44,625

Total Other Expense	(209,587)	-	-	-	(209,587)

LOSS BEFORE PROVISION FOR INCOME TAXES	(2,013,632)	(164,277)	-	-	(2,177,909)

INCOME TAXES	-	-	-	-	-

NET LOSS	$(2,013,632)	$(164,277)	$-	$-	$(2,177,909)

NET LOSS PER COMMON SHARE:
Net loss per common share - basic and diluted	$(0.03)				$(0.08)

Weighted average shares outstanding:
Basic and diluted	58,305,875				119,463,888

See accompanying notes to unaudited pro forma combined financial statements.

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ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Note 1: Description of Transaction

On March 10, 2017 (the “Closing Date”), the Company completed the acquisition of 100% of the issued and outstanding capital stock of Vitel Laboratorios, S.A. de C.V., a Mexican variable stock corporation (“Vitel”) from its shareholders Manuel Cosme Odabachian and Carlos Fernando Alaman Volnie (collectively, the “Vitel Stockholders”) pursuant to the terms and conditions of a Contribution Agreement to the Property of Trust F/2868 entered into among the Company and the Vitel Stockholders on the Closing Date (the “Contribution Agreement”).

Pursuant to the terms of the Contribution Agreement, the Company issued 61,158,013 shares of its common stock and 5,000,000 shares of Series B preferred stock to Banco Actinver, S.A., in its capacity as Trustee (the “Trustee”) of the Irrevocable Management Trust Agreement Trust No. 2868 (the “Trust Agreement”) for the benefit of the Vitel Stockholders in exchange for 100% of the issued and outstanding capital stock of Vitel (the “Vitel Shares”). The Common Stock and Series B Preferred will be held by Trustee for the benefit of the Vitel Stockholders as provided for in the Trust Agreement and 98% of the Vitel Shares are held by the Trustee for the benefit of the Company as provided for in the Trust Agreement and 2% of the Vitel Shares were transferred to the Company. Vitel became a wholly owned subsidiary of the Company as of the Closing Date as the Company has full control of the Vitel Shares through the Trust.

Note 2: Basis of Presentation

We have derived the Company’s historical financial data at December 31, 2016 from its financial statements contained on Form 10-K for the period ended December 31, 2016 as filed with the Securities and Exchange Commission.

We have derived Vitel’s historical financial statements as of December 31, 2016 and the period from January 16, 2016 (inception) to December 31, 2016 from Vitel’s audited financial statements.

Note 3: Pro Forma Adjustments

The unaudited combined pro forma balance sheet at December 31, 2016 gives effect to the issuance of 61,158,013 common shares and 5,000,000 Series B preferred shares pursuant to a share exchange agreement for the acquisition of the net liabilities of Vitel.

	Debit	Credit
At December 31, 2016

1) To reflect issuance of 61,158,013 common shares and 5,000,000 Series B preferred shares pursuant to a share exchange agreement.
Intangible assets	$4,695,596
Common stock	5	-
Series B preferred shares		500
Common shares		6,116
Additional paid-in capital		4,580,740
Accumulated deficit		108,245

The information presented in the unaudited pro forma combined financial statements does not purport to represent what our financial position or results of operations would have been had the acquisition and all related transactions occurred as of the dates indicated, nor is it indicative of our future combined financial position or combined results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the acquisition and all related transactions.

These unaudited pro forma combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical consolidated financial statements and related notes of us and Vitel.

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